                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 23, 1999
                                                  ------------------


                         BECTON, DICKINSON AND COMPANY
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
- --------------------------------------------------------------------------------
    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
- --------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
- --------------------------------------------------------------------------------
        (Former name or former addresses if changed since last report.)


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Item 7.      Financial Statements and Exhibits
             ---------------------------------

             The Registrant is filing herewith the exhibits referenced in the Index of Exhibits annexed hereto and made a part hereof.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Bridget M. Healy
                                               ----------------------------
                                                   Bridget M. Healy
                                               Vice President and Secretary


Date: September 30, 1999



                                     - 3 -
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                              INDEX TO EXHIBITS
                              -----------------

   Exhibit
   Number              Description of Exhibits
   ------              -----------------------

    1(a) Underwriting Agreement, dated September 23, 1999, among the Registrant and Goldman, Sachs & Co., Salomon Smith Barney Inc., Chase Securities Inc. and Banc One Capital Markets, Inc.


    1(b) Pricing Agreement, dated September 23, 1999, among the Registrant and Goldman, Sachs & Co., Salomon Smith Barney Inc., Chase Securities Inc. and Banc One Capital Markets, Inc.

    4(d)               Form of Definitive Global 7.15% Note due October 1,
                       2009.

      12               Calculation of Ratio of Earnings to Fixed Charges.